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                                                                   EXHIBIT 10.50

                    AMENDMENT TO AND CONFIRMATION OF GUARANTY


                  THIS AMENDMENT TO AND CONFIRMATION OF GUARANTY (this "Amendment") is made as of this 22nd day of April, 1999, by LEISURE TIME TECHNOLOGY, INC., a Georgia corporation (the "Guarantor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with reference to the following:

         A. Foothill and Leisure Time Cruise Corporation, a Colorado corporation ("Borrower"), entered into that certain Security Agreement dated as of October 9, 1998 ("Security Agreement"), in connection with which Foothill agreed to provide certain financial accommodations to Borrower. To induce Foothill to provide such financial accommodations, Guarantor executed a Continuing Guaranty in favor of Foothill, dated as of October 9, 1998 (the "Guaranty").

         B. Borrower has requested that Foothill further modify and amend the terms of the Security Agreement pursuant to the terms and conditions set forth in that certain Amendment No. 1 to Loan Documents, of even date herewith ("Amendment No. One"), and certain other documents and instruments executed in connection with Amendment No. One (as described in Amendment No. One).

         C. To induce Foothill to enter into Amendment No. One and to provide
(i) the Leisure Express Term Loan (referred to in Amendment No. One) to Leisure Express Cruise, L.L.C., a Colorado limited liability company ("Leisure Express"), and (ii) the Florida Casino Term Loan (referred to in Amendment No.
One) to Florida Casino Cruises, Inc., a Georgia corporation ("Florida Casino"), and as a condition precedent to the effectiveness of Amendment No. One, Guarantor has agreed to execute and deliver this Amendment to Foothill.

                  NOW, THEREFORE, in consideration of the foregoing recitals (all of which are agreed to and incorporated herein) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

         1.  Amendments to Guaranty.  The Guaranty is hereby amended as follows:

                  1.1 References to Borrower. All references to "Borrower" in the Guaranty shall mean "Borrower, Florida Casino, and/or Leisure Express".

                  1.2 Definition of "Guaranteed Obligations". The definition of "Guaranteed Obligations" set forth in Section 1 of the Guaranty shall be deemed to include (a) all obligations of Leisure Express in connection with the Leisure Express Term Loan (including,


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but not limited to, the Leisure Express Obligations referred to in Amendment No.
One), and (b) all obligations of Florida Casino in connection with the Florida Casino Term Loan (including, but not limited to, the Florida Casino Obligations referred to in Amendment No. One).

                  1.3 Definition of "Loan Documents". The definition of "Loan Documents" set forth in Section 1 of the Guaranty is hereby amended to read in its entirety as follows:

                  ""Loan Documents"shall mean that certain Security Agreement, of even date herewith, between Foothill and Borrower, that certain Secured Promissory Note in the principal amount of THREE MILLION DOLLARS ($3,000,000) issued by Borrower in connection therewith, that certain Security Agreement, dated April 22, 1999, between Foothill and Leisure Express Cruise, L.L.C., that certain Secured Promissory Note, dated April 22, 1999, in the principal amount of TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) issued by Leisure Express Cruise, L.L.C. in favor of Foothill, that certain Security Agreement, dated April 22, 1999, between Foothill and Florida Casino Cruises, Inc., that certain Secured Promissory Note, dated April 22, 1999, in the principal amount of THREE MILLION TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($3,225,000) issued by Florida Casino Cruises, Inc. in favor of Foothill, and those documents, instruments, and agreements which either now or in the future exist among Borrower, Guarantor, or any affiliate of Borrower, Florida Casino Cruises, Inc., and/or Leisure Express Cruise, L.L.C., on the one hand, and Foothill, on the other hand, and any amendments, modifications, or supplements to any of the foregoing."

         2. Full Force and Effect; Ratification and Reaffirmation of Guaranty. All provisions of the Guaranty not otherwise specifically amended by this Amendment shall remain in full force and effect and are hereby ratified and reaffirmed by Guarantor. Guarantor has no defenses or rights of offset with respect to its obligations under the Guaranty.

         3 Equipment Security Agreement. The Equipment Security Agreement, dated October 9, 1998, executed by Guarantor in favor of Foothill shall remain in full force and effect. The security interest granted by Guarantor in favor of Foothill pursuant to such Equipment Security Agreement is hereby deemed to secure the Guaranty Obligations as amended by this Amendment.

         4. Review and Approval of Loan Documents. Guarantor has been provided with copies of each of the Loan Documents (including, but not limited to, Amendment No. One and the other documents and instruments described in Amendment No. One), and Guarantor acknowledges and confirms that (i) it has reviewed and approved the terms of the Loan Documents, as amended, and (ii) the Guaranty, as amended by this Amendment, shall remain in full force and effect with respect to the Loan Documents, as amended.


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         5. Miscellaneous Provisions.

                  5.1 Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.2 Severability. Any provision in this Amendment that is inoperative, unenforceable, or invalid in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such inoperation, unenforceability, or invalidity without affecting the remaining provisions hereof or affecting the operation, enforceability, or validity of such provision in any other jurisdiction.

                  5.3 Interpretation. Guarantor acknowledges and agrees that it has had the opportunity to consult with counsel and review and revise this Amendment and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment or any amendment hereto.

                  5.4 Entire Agreement; Amendment. The Guaranty as modified by this Amendment reflects the entire agreements between the parties as to the subject matter of the Guaranty and no alteration or amendment thereof shall be effective unless in writing and signed by the parties sought to be charged or bound thereby.

                  5.5 Choice of Law and Venue. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND FOOTHILL, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF FOOTHILL, IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                  5.6 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY



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CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND
FOOTHILL WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT FOOTHILL MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  IN WITNESS WHEREOF, this Amendment to and Confirmation of Guaranty is executed as of the date first above mentioned.


                                           LEISURE TIME TECHNOLOGY, INC.,
                                           a Georgia corporation

                                           By: /s/
                                              ----------------------------------
                                           Print Name:
                                           Title:



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